Consent Of Independent Auditors


     We consent to the references to our firm under the captions "Financial Highlights" in the prospectus and "Auditors" in the Statement of Additional Information and to the use of our report dated May 19, 1998 in Post-Effective Amendment No. 5 to the Registration Statement (Form N-1A No. 333-18653).


                                                  /s/ Ernst & Young LLP

Cincinnati, Ohio
July 13, 1998